Exhibit 99.1

Rigetti Signs Letter of Intent with U.S. Government for Quantum Computing Research

Rigetti announces that it has signed a letter of intent with the U.S. Department of Commerce for an award of up to $100 million to accelerate R&D projects addressing key technical challenges in scaling and advancing superconducting quantum computers.

Berkeley, CA -- Rigetti Computing, Inc. (Nasdaq: RGTI) (“Rigetti” or the “Company”), a pioneer in full-stack quantum-classical computing, today announced that it has signed a letter of intent (“LOI”) with the U.S. Department of Commerce (the “Department”) for an award of up to $100 million in funding over three years to accelerate superconducting quantum computing R&D.

The funding is allocated under the CHIPS Research and Development Office Broad Agency Announcement pursuant to the CHIPS Act to grow U.S. leadership in emerging technologies, including quantum computing. The LOI contemplates that the Department will receive an equity stake in Rigetti consistent with the total amount of the funding. Under the LOI, Rigetti would pursue R&D projects that address major technical challenges in scaling and advancing superconducting quantum computing.

“Quantum computing will have far reaching impacts on our nation’s national security, economic interests, and overall prosperity,” said Dr. Subodh Kulkarni, Rigetti’s CEO. “We are honored that the U.S. government is seeking to partner with Rigetti to accelerate the pace of quantum computing commercialization and to bolster U.S. leadership in this revolutionary field. This investment will allow us to tackle key scaling bottlenecks more rapidly and get us closer to utility-scale quantum computing.”

“With today’s CHIPS Research and Development investments in quantum computing, the Trump administration is leading the world into a new era of American innovation,” said Secretary of Commerce Howard Lutnick. “These strategic quantum technology investments will build on our domestic industry, creating thousands of high-paying American jobs while advancing American quantum capabilities.”

“The Department of Commerce’s incentives strengthen and accelerate U.S. quantum leadership and technological resilience,” said Bill Frauenhofer, Executive Director of Semiconductor Investment and Innovation. “Quantum computing has significant implications for national defense, advanced materials and biopharmaceutical discovery, financial modeling and energy systems.”

About Rigetti

Rigetti is a pioneer in full-stack quantum computing. Rigetti quantum computers are based on superconducting qubits, which are widely believed to be the leading qubit modality given their maturity, clear path to scaling, and fast gate speeds. Rigetti quantum computing systems achieve gate speeds of 50-70 nanoseconds, which is about 1,000 times faster than alternative modalities such as trapped-ion and neutral-atom systems.

Rigetti sells on-premises 9-qubit to 108-qubit quantum computing systems, which support national laboratories and quantum computing centers. Rigetti’s Cepheus 36-qubit to 108-qubit systems are based on the Company’s proprietary chiplet-based technology and include the Company’s control electronics. Rigetti’s 9-qubit Novera QPU supports a broader R&D community with a high-performance, on-premises QPU designed to plug into a customer’s existing cryogenic and control systems.

The Company operates quantum computers over the cloud through its Rigetti Quantum Cloud Services (QCS) platform, enabling global enterprise, government, and research clients to pursue R&D. The Company’s proprietary quantum-classical infrastructure provides high-performance integration with public and private clouds for practical quantum computing.

Rigetti developed the industry’s first multi-chip quantum processor for scalable quantum computing systems. Leveraging this proprietary technology, Rigetti deployed the industry’s largest multi-chip quantum computer in 2026 with Cepheus-1-108Q, based on twelve 9-qubit chiplets tiled together. The Company designs and manufactures its chips in-house at Fab-1, the industry’s first dedicated and integrated quantum device manufacturing facility. Learn more at https://www.rigetti.com/.

Rigetti Media Contact

press@rigetti.com

Cautionary Language and Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of the federal securities laws, including with respect to the Company’s expectations regarding its future success and performance including expectations with respect to its R&D, ability to tackle key scaling bottlenecks more rapidly, and ability to get closer to utility-scale quantum computing; expectations on quantum computing’s ability to have far reaching impacts on the nation’s national security, economic interests, and overall prosperity; the ability of the Company and the Department to successfully enter into definitive transaction agreements as contemplated in the LOI; the Company’s ability to receive funding amounts as contemplated by the LOI including the timeline for such funding; and the issuance of securities by the Company to the Department as part of the transaction. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: the Company and the Department’s ability to enter into definitive transaction agreements; the timing of entry into any such definitive transaction agreements; potential impact on the Company, its business and price of its securities with respect to the transactions contemplated by the LOI and definitive transaction agreements; the Company’s issuance of securities to the Department pursuant to the transaction (including dilution to existing stockholders); the Company’s ability to achieve milestones, technological advancements, including with respect to its technology roadmap; Company’s ability to deliver products to customers in time or at all, including actions by customers, such as controls over their facilities and cancelling orders; the ability of the Company to obtain government contracts successfully and in a timely manner and the availability of government funding; the potential of quantum computing; the success of the Company’s partnerships and collaborations; the Company’s ability to accelerate its development of multiple generations of quantum processors; the outcome of any legal proceedings that may be instituted against the Company or others; the ability to maintain relationships with customers and suppliers and attract and retain management and key employees; costs related to operating as a public company; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, or competitive factors; the Company’s estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and expansion plans; the expected use of proceeds from the Company’s past and future financings or other capital; the sufficiency of the Company’s cash resources; unfavorable conditions in the Company’s industry, the global economy or global supply chain, including rising inflation and interest rates, deteriorating international trade relations, political turmoil, natural catastrophes, military conflicts, and terrorist attacks; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026 and other documents filed by the Company from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements other than as required by applicable law. The Company does not give any assurance that it will achieve its expectations.